UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 16, 2020

Date of Report (Date of earliest event reported)

CAESARS ENTERTAINMENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices, including zip code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CZR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

This Current Report on Form 8-K (this “Current Report”) is being furnished to disclose the (i) Consolidated Financial Statements as of and for the Years Ended December 31, 2019 and 2018 and Independent Auditors’ Report (the “Annual Statements”) and (ii) Unaudited Consolidated Condensed Balance Sheets as of March 31, 2020 and December 31, 2019 and the Unaudited Consolidated Condensed Statements of Operations, Member’s Equity, and Cash Flows for the Three Months Ended March 31, 2020 and 2019 (the “Quarterly Statements”) for CEOC, LLC, a wholly owned subsidiary of Caesars Entertainment Corporation (“Caesars”), attached hereto as Exhibits 99.1 and 99.2, respectively. The Annual Statements and Quarterly Statements are being provided to certain potential financing sources in connection with a potential financing by Colt Merger Sub, Inc. (“Merger Sub”), a subsidiary of Eldorado Resorts, Inc. (“Eldorado”), in connection with the transactions contemplated by the previously announced Agreement and Plan of Merger, dated as of June 24, 2019 (the “Merger Agreement”), as amended, by and among Caesars, Eldorado and Merger Sub.

The information contained in this Current Report, including the exhibit furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated by reference in any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this Current Report, including Exhibits 99.1 and 99.2 furnished herewith, is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

Forward-Looking Statements

This Current Report includes “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts, including the statement about a potential financing. We have based these forward-looking statements on our current expectations about future events. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These forward-looking statements should, therefore, be considered in light of various important factors set forth above and from time to time in each of Caesars’ and Eldorado’s recent filings with the Securities and Exchange Commission, including their respective reports on Form 10-K, Form 10-Q and Form 8-K.

Currently, one of the most significant factors that could cause actual outcomes to differ materially from these forward-looking statements is the potential effect of the COVID-19 public health emergency. The extent to which this public health emergency may affect the pending transactions will largely depend on future developments that are highly uncertain and cannot be predicted with confidence, such as the impact of the actions taken to contain the public health emergency or mitigate its impact, and the direct and indirect economic effects of the public health emergency and measures to contain it (including various state governments’, tribal authorities’ and/or regulatory authorities’ issuance of directives, mandates, orders or similar actions restricting freedom of movement and business operations, such as travel restrictions, border closures, business closures, limitations on public gatherings, quarantines and “shelter-at-home” orders, any of which may result in the closure of business operations). Each of the foregoing could have a material adverse effect on the parties’ ability to consummate the transactions contemplated by the Merger Agreement and any potential financing. In addition, changes and instability in global, national and regional economic activity and financial market activity as a result of the COVID-19 public health emergency could negatively impact consumer discretionary spending and travel.

You are cautioned to not place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report. Caesars undertakes no obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this Current Report or to reflect new information, the occurrence of unanticipated events or otherwise, except as required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Consolidated Financial Statements as of and for the Years Ended December 31, 2019 and 2018 and Independent Auditors’ Report for CEOC, LLC.

99.2

Unaudited Consolidated Condensed Balance Sheets as of March 31, 2020 and December 31, 2019 and the Unaudited Consolidated Condensed Statements of Operations, Member’s Equity, and Cash Flows for the Three Months Ended March 31, 2020 and 2019 for CEOC, LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT CORPORATION

Date: June 16, 2020	By:	/s/ Renee Becker
	Name:	Renee Becker
	Title:	Vice President and Chief Counsel - Corporate & Securities, Assistant Secretary